UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2023

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 5, 2023, Achari Ventures Holdings Corp. I, a Delaware company (the “Company”) received a letter (the “Letter”) from the staff at The Nasdaq Stock Market LLC (the “Staff”) stating that the Company has not regained compliance with the Market Value of Listed Securities (“MVLS”) requirement because the Company’s MVLS was below the $50,000,000 minimum MVLS requirement for the proceeding 30 consecutive trading days for continued listing on The Nasdaq Global Market (“Nasdaq Global”) under Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Rule”). As previously disclosed, the Company was initially notified by the Staff on March 23, 2023 that the Company was not in compliance with the MLVS Rule for a period of 30 consecutive business days, and the Staff granted the Company a period of 180 calendar days, or until September 19, 2023, to regain compliance with the MLVS Rule. As a result of not regaining compliance with the MLVS Rule during the 180-day period, the Company’s securities (including the Common Stock, Units and Redeemable Warrants) (the “Securities”) are subject to delisting from the Nasdaq Global.

On October 9, 2023, the Company received an additional letter from the Staff stating that on September 3, 2023, the Company reported less than the 400 total shareholders required under Nasdaq Listing Rule 5450(a)(2), and this matter serves as an additional basis for delisting the Company’s securities.

The Company intends to request a hearing to stay the suspension of trading of the Company’s Securities, and the Company’s Securities will continue to trade on Nasdaq Global until the hearing process concludes and the Nasdaq hearings panel (the “Panel”) issues a written decision. There can be no assurance that the Panel will grant the Company’s request for an extension to demonstrate compliance with all applicable listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: October 11, 2023

By:	/s/ Vikas Desai
Name:	Vikas Desai
Title:	Chief Executive Officer